UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2009

CRM Holdings, Ltd.
 (Exact name of registrant as specified in its charter)

Bermuda	001-32705	Not Applicable
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 2062, Hamilton HM HX, Bermuda
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 295-6689

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Information.

On December 18, 2009, CRM Holdings, Ltd. (the “Company”) issued a press release announcing that A.M. Best Co. has downgraded the financial strength rating (“FSR”) of Majestic Insurance Company (“Majestic”), the Company’s primary insurance subsidiary, to B++ (Good) from A- (Excellent) and Majestic’s issuer credit rating (“ICR”) to “bbb” from “a-”. A.M. Best also downgraded the FSR of Twin Bridges (Bermuda), Ltd. (“Twin Bridges”), the Company’s reinsurance subsidiary, to B+ (Good) from B++ (Good) and Twin Bridges’ ICR to “bbb-” from “bbb”. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K..

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	News Release of CRM Holdings, Ltd. dated December 18, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRM Holdings, Ltd.
(Registrant)

December 18, 2009

/s/ James J. Scardino
James J. Scardino
Chief Executive Officer